Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes

Note 7 - Income Taxes

The provision (benefit) for income taxes for 2011 and 2010 consists of the following:

	2011	2010
	(In Thousands)
Current
Federal	$-	$49
State	1	-
Deferred	(115)	(4)
	$(114)	$45

The Company’s effective tax rate was (61)% and 17% in 2011 and 2010, respectively. The effective tax rate primarily reflects the impact of adjustment to provide an appropriate valuation allowance against future tax benefits. Items that give rise to differences between income tax expense included in the consolidated statements of income and taxes computed by applying the statutory federal tax at a rate of 34% in 2011 or 2010 included the following (dollars in thousands):

	2011		2010
	Amount	% of Pre-tax Income	Amount	% of Pre-tax Loss
Federal Tax at a Statutory rate	$(63)	(34)%	$90	34%
State taxes, net of Federal provision	1	1	-	-
Change in valuation allowance	104	56	154	58
Nontaxable interest and dividend income	(58)	(31)	(48)	(18)
Allowance for loan loss tax benefit subject to valuation allowance	(104)	(56)	(107)	(40)
Other items	6	3	(44)	(17)
Income tax provision (benefit)	$(114)	(61)%	$45	17%

Deferred income tax assets and liabilities resulting from temporary differences are summarized as follows and are included in other liabilities in the accompanying consolidated balance sheets at December 31, 2011 and 2010:

	2011	2010
	(In Thousands)

Deferred tax assets:
Deferred loan origination fees	$19	$18
Allowance for loan losses - Federal	159	149
Charitable contributions carry forward	35	29
State tax credits	591	482
Supplemental Executive Retirement Plan	77	53
Other-than-temporary impairment loss on securities	21	21
Net operating loss carry forwards	152	-
Other	11	2

	1,065	754
Valuation allowance	(712)	(608)
Total deferred tax assets, net of valuation allowance	353	146

Deferred tax liabilities:
Depreciation	(171)	(92)
Unrealized gain on securities available for sale	(238)	(35)
FDIC insurance	(28)	(27)
Mortgage servicing rights	(13)	-

Total deferred tax liabilities	(450)	(154)

Net deferred tax liability	$(97)	$(8)

The Company has recorded a valuation allowance for state tax deductions and mortgage recording tax credits since anticipated levels of future state taxable income makes it more likely than not that all of these tax benefits will not be used. In addition, a deferred tax asset associated with a portion of the allowance for loan loss established before 2004 had not been recognized in the past as there was no expectation of achieving any tax benefit of this portion of the allowance. In 2010, that deferred tax asset was recorded, but because the future realization of the tax benefit remains unlikely to be realized, the valuation allowance was further increased to include this deferred tax asset. As a result of this item, there was no net impact on deferred taxes.

As a thrift institution, the Bank is subject to special provisions in the income tax laws regarding its allowable income tax bad debt deduction and related tax basis bad debt reserves.  Deferred income tax liabilities are to be recognized with respect to any base-year reserves which are to become taxable (or “recaptured”) in the foreseeable future.

Under current income tax laws, the base-year reserves would be subject to recapture if the Company pays a cash dividend in excess of earnings and profits or liquidates.  The New York State base-year reserves would be subject to recapture if the Bank failed to meet certain definitional tests, including maintaining a thrift charter.  The Bank does not expect to take any actions in the foreseeable future that would require the recapture of any Federal or New York State reserves.

A deferred tax liability has not been recognized with respect to the Federal and New York State base-year reserve of $1,518,000 at December 31, 2011 and 2010, because the Bank does not expect that this amount will become taxable in the foreseeable future. The unrecognized deferred tax liability with respect to the Federal and New York State base-year reserve was $516,000 at December 31, 2011 and 2010. It is more likely than not that this liability will never be incurred because, as noted above, the Bank does not expect to take any action in the future that would result in this liability being incurred.

Accounting for uncertainty in income taxes guidance requires an entity to analyze each income tax position taken in its tax returns and determine the likelihood that the position will be realized.  Only tax positions that are “more-likely-than-not” to be realized can be recognized in an entity’s financial statements.  For tax positions that do not meet this recognition threshold, an entity will have an unrecognized tax benefit for the difference between the position taken on the tax return and the amount recognized on the financial statements. The Company does not have any unrecognized tax benefits at December 31, 2011 or 2010.  The Company’s policy is to recognize interest and penalties in income tax expense in the consolidated statement of income. The Company’s Federal and New York State tax returns, constituting the returns of the major taxing jurisdictions, are subject to examination by the taxing authorities for 2008, 2009, and 2010 as prescribed by applicable statute.  No waivers have been executed that would extend the period subject to examination beyond the period prescribed by statute.

No unrecognized tax benefits from uncertain tax positions are expected to arise within the next twelve months.